                                                                    EXHIBIT 23.1


             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statements Nos. 33-49758, 33-85744 and 333-07541 of Abaxis, Inc. on Form S-8 of our report dated April 22, 1997, appearing in this Annual Report on Form 10-K of Abaxis, Inc. for the year ended March 31, 1997.




DELOITTE & TOUCHE LLP

San Jose, California
June  27, 1997


                                       70